UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2005-HE7 Asset-Backed Certificates, Series 2005-HE7, which was made on August 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.06 of the Pooling and Servicing Agreement for the distribution on August 25, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: August 30, 2005
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
Chris Suh 714.259.6266
chris.k.suh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report
Rating Information
Asset-Backed Facts - End of Month Scheduled Balances
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Page 2-3
Page 4-12

Page 18-20
Page 21-29
Page 30-38
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 39-47

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS005HE7
BS005HE7_200508_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
29-Jul-05
25-Aug-05
25-Jul-35
Parties to The Transaction
Issuer: Bear Stearns & Co. Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc./Fitch Ratings
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.320236%
3.641250%
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE7
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
346
Bond Payments
Statement Date:
ABN AMRO Acct: 722831.1
1000.000000000
43.715229694
0.000000000
956.284770306
2.700000000
3.7512500000%
0.00
0.00
0.000000000
3.6000000000%
0.000000000
073879ZA9
I-A-1
388,277,000.00
16,973,618.24
0.00
371,303,381.76
1,048,347.90
388,277,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.805000000
3.8912500000%
0.00
0.00
0.000000000
3.7400000000%
0.000000000
073879ZB7
I-A-2
142,300,000.00
0.00
0.00
142,300,000.00
399,151.50
142,300,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.925000104
4.0512500000%
0.00
0.00
0.000000000
3.9000000000%
0.000000000
073879ZC5
I-A-3
47,899,000.00
0.00
0.00
47,899,000.00
140,104.58
47,899,000.00
1000.000000000
39.032125277
0.000000000
960.967874723
2.797499979
3.8812500000%
0.00
0.00
0.000000000
3.7300000000%
0.000000000
073879ZE1
II-A-1
121,203,000.00
4,730,810.68
0.00
116,472,189.32
339,065.39
121,203,000.00
1000.000000000
39.032125342
0.000000000
960.967874658
2.827500083
3.9212500000%
0.00
0.00
0.000000000
3.7700000000%
0.000000000
073879ZF8
II-A-2
30,301,000.00
1,182,712.43
0.00
29,118,287.57
85,676.08
30,301,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.007500000
4.1612500000%
0.00
0.00
0.000000000
4.0100000000%
0.000000000
073879ZG6
M-1
55,084,000.00
0.00
0.00
55,084,000.00
165,665.13
55,084,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.157500067
4.3612500000%
0.00
0.00
0.000000000
4.2100000000%
0.000000000
073879ZH4
M-2
74,722,000.00
0.00
0.00
74,722,000.00
235,934.72
74,722,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.517500000
4.8412500000%
0.00
0.00
0.000000000
4.6900000000%
0.000000000
073879ZJ0
M-3
39,756,000.00
0.00
0.00
39,756,000.00
139,841.73
39,756,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.517500193
4.8412500000%
0.00
0.00
0.000000000
4.6900000000%
0.000000000
073879ZK7
M-4
12,933,000.00
0.00
0.00
12,933,000.00
45,491.83
12,933,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.892500000
5.3412500000%
0.00
0.00
0.000000000
5.1900000000%
0.000000000
073879ZL5
M-5
11,496,000.00
0.00
0.00
11,496,000.00
44,748.18
11,496,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.867500348
6.6412500000%
0.00
0.00
0.000000000
6.4900000000%
0.000000000
073879ZM3
M-6
7,185,000.00
0.00
0.00
7,185,000.00
34,972.99
7,185,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.867500580
6.6412500000%
0.00
0.00
0.000000000
6.4900000000%
0.000000000
073879ZN1
M-7
8,622,000.00
0.00
0.00
8,622,000.00
41,967.59
8,622,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
137.351163530
0.00
0.00
0.000000000
N/A
0.000000000
073879ZP6
CE
18,201,693.06
0.00
0.00
18,201,693.06
2,500,023.72
18,201,693.06
1000.000000000
0.000000000
0.000000000
1000.000000000
4285484.800000000
0.00
428,548.48
4285484.800000000
N/A
0.000000000
073879ZQ4
P
100.00
0.00
0.00
100.00
428,548.48
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879ZU5
RX
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879ZR2
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879ZS0
R-II
0.00
0.00
0.00
0.00
0.00
0.00
23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.320236%
3.641250%
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE7
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
346
Bond Payments
Statement Date:
ABN AMRO Acct: 722831.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879ZT8
R-III
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
428,548.48
957,979,793.06
957,979,793.06
28,536,681.17
Total
935,092,651.71
22,887,141.35
0.00
5,649,539.82
23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Statement Date:
Cash Reconciliation Summary
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
5,869,742.07
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
484,954.48
54,618.86
22,347,568.01
0.00
0.00
0.00
28,760,396.02
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
957,979,693.06
484,954.48
22,402,186.87
0.00
0.00
0.00
935,092,551.71
5,677
108
0
0
5,569
361,822.52
Extra Principal
Trigger Event
No
0.00
22,887,141.35
Over Collateralization Amt
18,201,693.06
Less Extra Principal
Remittance Interest
0.00
5,869,742.07
0.00
22,402,186.87
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(3,512.59
5,873,254.67
Total Fees
365,335.11
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.04
0
0.00
3,512.59
LPMI Fees
0.00
0.00
0.00

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
707,074.53
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
122,460.82
19,175.37
1,659,175.88
0.00
0.00
0.00
2,508,338.29
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
123,189,400.21
122,460.82
1,678,351.25
0.00
0.00
0.00
121,388,588.14
804
9
0
0
795
50,326.71
Trigger Event
No
1,800,812.07
Over Collateralization Amt
18,201,693.06
Remittance Interest
707,074.53
0.00
1,678,351.25
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(451.69
707,526.22
Total Fees
50,778.41
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.04
0
0.00
451.69
LPMI Fees
0.00
0.00
0.00

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 2nd Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
296,872.69
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
19,076.37
2,347.26
753,804.82
0.00
0.00
0.00
1,072,225.40
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
33,890,608.92
19,076.37
756,152.08
0.00
0.00
0.00
33,115,380.47
666
14
0
0
652
11,686.95
Trigger Event
No
775,228.45
Over Collateralization Amt
18,201,693.06
Remittance Interest
296,872.69
0.00
756,152.08
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(124.27
296,996.95
Total Fees
11,811.21
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.04
0
0.00
124.27
LPMI Fees
0.00
0.00
0.00

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM-228
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
3,132,493.43
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
203,468.22
17,714.48
12,105,892.64
0.00
0.00
0.00
15,461,479.69
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
521,160,977.09
203,468.22
12,123,607.12
0.00
0.00
0.00
508,833,901.75
2,453
43
0
0
2,410
195,807.56
Trigger Event
No
12,327,075.34
Over Collateralization Amt
18,201,693.06
Remittance Interest
3,132,493.43
0.00
12,123,607.12
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,910.92
3,134,404.35
Total Fees
197,718.49
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.04
0
0.00
1,910.92
LPMI Fees
0.00
0.00
0.00

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM-327
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
474,693.48
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
23,070.33
4,326.00
2,043,106.05
0.00
0.00
0.00
2,545,492.55
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
80,914,519.19
23,070.33
2,047,432.05
0.00
0.00
0.00
78,844,016.81
356
9
0
0
347
28,582.94
Trigger Event
No
2,070,502.38
Over Collateralization Amt
18,201,693.06
Remittance Interest
474,693.48
0.00
2,047,432.05
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(296.69
474,990.17
Total Fees
28,879.63
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.04
0
0.00
296.69
LPMI Fees
0.00
0.00
0.00

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
203,695.30
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
34,650.71
1,812.46
547,830.27
0.00
0.00
0.00
788,109.98
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
33,064,916.45
34,650.71
549,642.73
0.00
0.00
0.00
32,480,623.01
285
5
0
0
280
13,384.71
Trigger Event
No
584,293.44
Over Collateralization Amt
18,201,693.06
Remittance Interest
203,695.30
0.00
549,642.73
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(121.24
203,816.54
Total Fees
13,505.95
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.04
0
0.00
121.24
LPMI Fees
0.00
0.00
0.00

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 2nd Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
25,231.45
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
1,803.40
515.71
38,933.11
0.00
0.00
0.00
66,495.19
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
3,140,211.69
1,803.40
39,448.82
0.00
0.00
0.00
3,098,959.47
74
1
0
0
73
1,047.25
Trigger Event
No
41,252.22
Over Collateralization Amt
18,201,693.06
Remittance Interest
25,231.45
0.00
39,448.82
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(11.51
25,242.97
Total Fees
1,058.76
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.04
0
0.00
11.51
LPMI Fees
0.00
0.00
0.00

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 228
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
908,388.08
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
73,531.70
7,495.32
4,797,853.11
0.00
0.00
0.00
5,787,786.13
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
141,251,621.85
73,531.70
4,805,348.43
0.00
0.00
0.00
136,372,741.72
911
24
0
0
887
52,083.30
Trigger Event
No
4,878,880.13
Over Collateralization Amt
18,201,693.06
Remittance Interest
908,388.08
0.00
4,805,348.43
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(517.92
908,906.00
Total Fees
52,601.22
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.04
0
0.00
517.92
LPMI Fees
0.00
0.00
0.00

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 327
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
121,293.12
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
6,892.93
1,232.26
400,972.13
0.00
0.00
0.00
530,468.79
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
21,367,437.66
6,892.93
402,204.39
0.00
0.00
0.00
20,958,340.34
128
3
0
0
125
8,903.10
Trigger Event
No
409,097.32
Over Collateralization Amt
18,201,693.06
Remittance Interest
121,293.12
0.00
402,204.39
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(78.35
121,371.47
Total Fees
8,981.45
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.04
0
0.00
78.35
LPMI Fees
0.00
0.00
0.00

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int erest
Proceeds
Other
Int erest
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int erest
Int erest
Payment
Amount
Deductions
Outstanding
Deposits from
YM Agreement
Remaining Basis
Risk Carry-Fwd
Shortfall
Current Basis
Risk Carry-Fwd
Shortfall
0.00
27
1,048,347.90
1,048,347.90
Act/360
0.00
1,048,347.90
0.00
0.00
0.00
0.00
No
I-A-1
0.00
0.00
0.00
0.00
27
399,151.50
399,151.50
Act/360
0.00
399,151.50
0.00
0.00
0.00
0.00
No
I-A-2
0.00
0.00
0.00
0.00
27
140,104.58
140,104.58
Act/360
0.00
140,104.58
0.00
0.00
0.00
0.00
No
I-A-3
0.00
0.00
0.00
0.00
27
339,065.39
339,065.39
Act/360
0.00
339,065.39
0.00
0.00
0.00
0.00
No
II-A-1
0.00
0.00
0.00
0.00
27
85,676.08
85,676.08
Act/360
0.00
85,676.08
0.00
0.00
0.00
0.00
No
II-A-2
0.00
0.00
0.00
0.00
27
165,665.13
165,665.13
Act/360
0.00
165,665.13
0.00
0.00
0.00
0.00
No
M-1
0.00
0.00
0.00
0.00
27
235,934.72
235,934.72
Act/360
0.00
235,934.72
0.00
0.00
0.00
0.00
No
M-2
0.00
0.00
0.00
0.00
27
139,841.73
139,841.73
Act/360
0.00
139,841.73
0.00
0.00
0.00
0.00
No
M-3
0.00
0.00
0.00
0.00
27
45,491.83
45,491.83
Act/360
0.00
45,491.83
0.00
0.00
0.00
0.00
No
M-4
0.00
0.00
0.00
0.00
27
44,748.18
44,748.18
Act/360
0.00
44,748.18
0.00
0.00
0.00
0.00
No
M-5
0.00
0.00
0.00
0.00
27
34,972.99
34,972.99
Act/360
0.00
34,972.99
0.00
0.00
0.00
0.00
No
M-6
0.00
0.00
0.00
0.00
27
41,967.59
41,967.59
Act/360
0.00
41,967.59
0.00
0.00
0.00
0.00
No
M-7
0.00
0.00
0.00
0.00
30
2,500,023.72
2,500,023.72
30/360
0.00
2,500,023.72
0.00
0.00
0.00
0.00
No
CE
0.00
0.00
0.00
0.00
30
428,548.48
428,548.48
0.00
0.00
0.00
0.00
0.00
0.00
No
P
0.00
0.00
0.00
0.00
0.00
0.00
5,220,991.34
5,649,539.82
5,649,539.82
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
5.00
1.00
I-A-1
22.32%
22.88%
7/25/2035
371,303,381.76
0.00
0.00
388,277,000.00
388,277,000.00
368,075.74
0.00
0.00
0.00
16,605,542.50
I-A-2
22.32%
22.88%
7/25/2035
142,300,000.00
0.00
0.00
142,300,000.00
142,300,000.00
0.00
0.00
0.00
0.00
0.00
I-A-3
22.32%
22.88%
7/25/2035
47,899,000.00
0.00
0.00
47,899,000.00
47,899,000.00
0.00
0.00
0.00
0.00
0.00
II-A-1
22.32%
22.88%
7/25/2035
116,472,189.32
0.00
0.00
121,203,000.00
121,203,000.00
93,502.84
0.00
0.00
0.00
4,637,307.84
II-A-2
22.32%
22.88%
7/25/2035
29,118,287.57
0.00
0.00
30,301,000.00
30,301,000.00
23,375.90
0.00
0.00
0.00
1,159,336.53
M-1
16.46%
16.87%
7/25/2035
55,084,000.00
0.00
0.00
55,084,000.00
55,084,000.00
0.00
0.00
0.00
0.00
0.00
M-2
8.51%
8.72%
7/25/2035
74,722,000.00
0.00
0.00
74,722,000.00
74,722,000.00
0.00
0.00
0.00
0.00
0.00
M-3
4.28%
4.39%
7/25/2035
39,756,000.00
0.00
0.00
39,756,000.00
39,756,000.00
0.00
0.00
0.00
0.00
0.00
M-4
2.91%
2.98%
7/25/2035
12,933,000.00
0.00
0.00
12,933,000.00
12,933,000.00
0.00
0.00
0.00
0.00
0.00
M-5
1.68%
1.72%
7/25/2035
11,496,000.00
0.00
0.00
11,496,000.00
11,496,000.00
0.00
0.00
0.00
0.00
0.00
M-6
0.92%
0.94%
7/25/2035
7,185,000.00
0.00
0.00
7,185,000.00
7,185,000.00
0.00
0.00
0.00
0.00
0.00
M-7
0.00%
0.00%
7/25/2035
8,622,000.00
0.00
0.00
8,622,000.00
8,622,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
7/25/2035
18,201,693.06
0.00
0.00
18,201,693.06
18,201,693.06
0.00
0.00
0.00
0.00
0.00
P
NA
NA
7/25/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
484,954.48
0.00
22,402,186.87
0.00
957,979,793.06
935,092,651.71
957,979,793.06
23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
428,548.48
428,548.48
Total Excess Allocated to the Bonds
428,548.48
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
428,548.48
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
0.00
220,202.28
0.00
0.00

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
I-A-1
073879ZA9
AAA
Aaa
AAA
I-A-2
073879ZB7
AAA
Aaa
AAA
I-A-3
073879ZC5
AAA
Aaa
AAA
II-A-1
073879ZE1
AAA
Aaa
AAA
II-A-2
073879ZF8
AAA
Aaa
AAA
M-1
073879ZG6
AAA
NR
AAA
M-2
073879ZH4
AA
NR
AA
M-3
073879ZJ0
A
NR
A
M-4
073879ZK7
A-
NR
A-
M-5
073879ZL5
BBB+
NR
BBB+
M-6
073879ZM3
BBB
NR
BBB
M-7
073879ZN1
BBB-
NR
BBB-
CE
073879ZP6
NR
NR
NR
P
073879ZQ4
NR
NR
NR

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
End of Month Scheduled Balance Reporting
Statement Date:
- Summary of Servicer Delinquency Status
Group 1
Type
Count
Count (%)
Sch UPB
Sch UPB (%)
Arrears
Arrears (%)
F/C Quick Sale Value
REO Book Value
733,886,426.38
0.00
0.00
0.00
%
98.0382
%
0.0000
0
4,155
%
97.1021
14,292,317.26
0.00
0.00
0.00
%
1.9093
%
0.0000
30
73
%
1.7060
393,047.93
0.00
0.00
0.00
%
0.0525
%
0.0000
60
3
%
0.0701
0.00
0.00
0.00
0.00
%
0.0000
%
0.0000
PIF
48
%
1.1218
Total:
4,279
748,571,791.57
0.00
%
100.0000
%
100.0000
%
0.0000
0.00
0.00
DLQ Total:
76
14,685,365.19
0.00
0.00
0.00
1.7761%
1.9618%
0.0000%

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
End of Month Scheduled Balance Reporting
Statement Date:
- Summary of Servicer Delinquency Status
Group 2
Type
Count
Count (%)
Sch UPB
Sch UPB (%)
Arrears
Arrears (%)
F/C Quick Sale Value
REO Book Value
193,365,572.52
0.00
0.00
0.00
%
98.6747
%
0.0000
0
1,362
%
97.4249
2,597,087.26
0.00
0.00
0.00
%
1.3253
%
0.0000
30
20
%
1.4306
0.00
0.00
0.00
0.00
%
0.0000
%
0.0000
PIF
16
%
1.1445
Total:
1,398
195,962,659.78
0.00
%
100.0000
%
100.0000
%
0.0000
0.00
0.00
DLQ Total:
20
2,597,087.26
0.00
0.00
0.00
1.4306%
1.3253%
0.0000%

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
End of Month Scheduled Balance Reporting
Statement Date:
- Summary of Servicer Delinquency Status
Total
Type
Count
Count (%)
Sch UPB
Sch UPB (%)
Arrears
Arrears (%)
F/C Quick Sale Value
REO Book Value
927,251,998.90
0.00
0.00
0.00
%
98.1703
%
0.0000
0
5,517
%
97.1816
16,889,404.52
0.00
0.00
0.00
%
1.7881
%
0.0000
30
93
%
1.6382
393,047.93
0.00
0.00
0.00
%
0.0416
%
0.0000
60
3
%
0.0528
0.00
0.00
0.00
0.00
%
0.0000
%
0.0000
PIF
64
%
1.1274
Total:
5,677
944,534,451.35
0.00
%
100.0000
%
100.0000
%
0.0000
0.00
0.00
DLQ Total:
96
17,282,452.45
0.00
0.00
0.00
1.6910%
1.8297%
0.0000%

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
1.65%
1.76%
0.05%
0.04%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
92
16,495,155
3
393,048
0
0
0
0
5,474
918,204,349
98.29%
98.19%

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - Fixed 1st Lien
0.50%
0.54%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
4
655,352
0
0
0
0
0
0
791
120,733,237
99.50%
99.46%

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - Fixed 2nd Lien
1.53%
2.57%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
10
851,474
0
0
0
0
0
0
642
32,263,907
98.47%
97.43%

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - ARM-228
2.12%
2.22%
0.12%
0.08%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
51
11,318,435
3
393,048
0
0
0
0
2,356
497,122,419
97.76%
97.70%

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - ARM-327
2.02%
1.36%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
7
1,072,807
0
0
0
0
0
0
340
77,771,210
97.98%
98.64%

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - Fixed 1st Lien
1.43%
1.23%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
4
398,623
0
0
0
0
0
0
276
32,082,000
98.57%
98.77%

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - Fixed 2nd Lien
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
0
0
0
0
0
0
0
0
73
3,098,959
100.00%
100.00%

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - ARM 228
1.80%
1.61%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
16
2,198,465
0
0
0
0
0
0
871
134,174,277
98.20%
98.39%

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - ARM 327
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
0
0
0
0
0
0
0
0
125
20,958,340
100.00%
100.00%

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM-228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM-327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Aug-05
5,569
98.10%
935,092,552
97.61%
1.90%
2.33%
0
0.00%
0
0.00%
346
7.32%
6.82%
108
22,347,568
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 1st Lien
25-Aug-05
795
14.00%
121,388,588
12.67%
1.12%
1.35%
0
0.00%
0
0.00%
339
7.05%
6.54%
9
1,659,176
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 2nd Lien
25-Aug-05
652
11.48%
33,115,380
3.46%
2.10%
2.22%
0
0.00%
0
0.00%
205
10.30%
9.79%
14
753,805
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM-228
25-Aug-05
2,410
42.45%
508,833,902
53.12%
1.75%
2.32%
0
0.00%
0
0.00%
355
7.19%
6.69%
43
12,105,893
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM-327
25-Aug-05
347
6.11%
78,844,017
8.23%
2.53%
2.53%
0
0.00%
0
0.00%
356
7.00%
6.49%
9
2,043,106
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 1st Lien
25-Aug-05
280
4.93%
32,480,623
3.39%
1.75%
1.66%
0
0.00%
0
0.00%
328
7.65%
7.14%
5
547,830
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 2nd Lien
25-Aug-05
73
1.29%
3,098,959
0.32%
1.35%
1.24%
0
0.00%
0
0.00%
178
10.15%
9.64%
1
38,933
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 228
25-Aug-05
887
15.62%
136,372,742
14.24%
2.63%
3.40%
0
0.00%
0
0.00%
355
7.40%
6.89%
24
4,797,853
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 327
25-Aug-05
125
2.20%
20,958,340
2.19%
2.34%
1.88%
0
0.00%
0
0.00%
356
7.06%
6.56%
3
400,972
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Asset-Backed Certificates
Series 2005-HE7
ABN AMRO Acct: 722831.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Aug-2005 - 14:45 (W755-W777) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..